THIS NON-COMPETITION AGREEMENT (this "Agreement") is made and entered into as of this 14th day of November, 1994 between Display Information Systems Company, Inc. a Pennsylvania corporation ("Company") and Dwight L. DeGolia ("Employee").

         This agreement is being entered into in consideration of the continuing employment of Employee and certain other key employees of Company and in order to protect the value of Company's assets for the benefit of Employee and Company's other employees.

         For and in consideration of the premises and the mutual promises and agreements contained herein the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       Agreements Regarding Company's Business.

(a) During or after the term of  Employee's  employment by Company and for three
(3) years thereafter, Employee agrees that Employee will not divulge to anyone other than Company's officers, (or such other persons as such officers may designate), or, except in the performance of Employee's duty to Company, make any use of (i) any information or knowledge relating to the business of Company on which Employee shall have worked or shall be working or otherwise have knowledge; (ii) Company's business or that of any of Company's affiliates or suppliers or (iii) any other business or technical information not generally known by the public which is either confidential in nature or is not intended to be disclosed to others and which Employee shall have obtained either 90 days prior to, or during the Employee's employment by Company.

(b) During the term of Employees employment by Company and for two (2) years thereafter, for whatever reason, Employee covenants and agrees that employee will not, in any manner, directly or indirectly: (i) solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Company; or (ii) or for the period of one year engage, indirectly, either personally or as an employee, partner, associate partner, officer, manager, agent, advisor, consultant, or otherwise, or by means of any corporate or other entity or device, in any business which is competitive with the business of Company.

(c) For the purpose hereof, a business will be deemed competitive with the business of Company if it involves the furnishing of goods or services which are competitive, as of the date of cessation of Employee's employment by Company, with any business then being conducted by Company, or as to which Company has formulated definitive plans to enter as of the date of the cessation of Employee's employment by Company.

(d) All documents, agreements, records, software, notebooks, invoices, statements, promotional materials and correspondence, including copies thereof, relating to the business of Company, whether prepared by Company, Employee or others ("Company Records"), whether presently existing or hereafter prepared, are and will continue to be the property of Company. Upon the cessation of Employees employment by Company, for whatever reason, all Company Records in Employee's possession or under Employee's control will be immediately delivered to Company.

(e) All of the covenants of Employee contained in this paragraph 1 shall be construed as agreements independent of any other provision of this Agreement, given for adequate and independent consideration, and the existence of any claim or cause of action against Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Company of these covenants.

(f) It is the intention of the parties to restrict the activities of the Employee under this paragraph 1 only to extent the provisions hereof are legally enforceable. The parties specifically covenant and agree that if any of the provisions hereto under any set of circumstances, whether or not foreseeable by the parties, are hereafter held to be invalid or unenforceable in their present form and scope in any jurisdiction, the remaining provisions of this Agreement shall continue to be given full force and effect, without regard to the invalid portions of their unenforceability in such jurisdiction, and such holding shall not affect the validity or enforceability of this Agreement in its entirety in any other jurisdiction. Furthermore, if any of the provisions or covenants contained in this paragraph 1 are held to be unenforceable in any jurisdiction because of the duration or scope thereof, the parties agree that the court making such determination shall have the power to reduce the duration and/or scope of such provision or covenant and, in its reduced form, said provision or covenant shall be enforceable; provided, however, that the determination of such court shall not affect the enforceability of this paragraph 1 in its present form and scope in any other jurisdiction.

(g) For purposes of this paragraph 1, reference to Company shall include any corporation, partnership or other entity controlling, controlled by or under common control with Company.


2. Notices. Any notice under this agreement shall be in writing and sent by certified or registered mail, next business day courier delivery, telegram or personal delivery addressed to the party to be notified at the address set forth below. Notice shall be deemed received upon deposit in the mail or delivery to a next business day courier or telegraph company in accordance with the terms hereof, or if notice is given by personal delivery, then notice shall be deemed received on the date of delivery,

a)       In the case of the Company, to:

                  Display Information Systems Company, Inc.
                  11644 Lilburn Park
                  St Louis, MO 63146
                  Attn:  Michael Garavalia

         b)       In the case of the Employee, to:

                  14884 Greenleaf Valley Dr.
                  Chesterfield, MO 63017



3. Waiver. The failure of the parties to insist upon strict performance of any of the terms, conditions or provisions of this Agreement shall not be construed as a waiver or relinquishment of future compliance, and said terms, conditions and provisions shall remain in full force and effect.

4. Amendment. This Agreement may be amended only by a written agreement executed by all of the parties.

5. Governing Law. This agreement shall be governed by and construed under the laws of the State of Missouri, notwithstanding the place of execution hereof or the performance of any acts by Employee or Company in any other jurisdiction.

6. Remedies. It is agreed that the breach of the term of this Agreement by Employee will result in immediate and irreparable injury to Company which cannot be adequately compensated for by the payment of damages. Company shall be entitled to obtain relief from the effect of such breach by way of injunction and specific performance, as well as any relief available under any and all other available legal or equitable remedies, including the recovery of damages suffered by Company by reason of such breach. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to every other remedy by statute or otherwise. The election of any one or more remedies by Company shall not constitute a waiver of the right to pursue other available remedies, In the event it becomes necessary for Company to institute a suit at law or in equity for the purpose of enforcing any of the provisions of this Agreement, Company shall be entitled to recover from Employee, Company's reasonable attorney's fees, plus court costs and expenses.

IN WITNESS WHEREOF, each party, or its duly authorized officer, if applicable, has executed this Agreement as of the date first above written.

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
ATTEST:


                                               By: /s/ Michael Garavalia
                                                  ---------------------------
Secretary                                         Michael Garavalia,
                                                  President

                                                        "Company"


                                                  /s/ Dwight L. DeGolia
                                                  ----------------------------
                                                  Dwight L. DeGolia

                                                       "Employee"
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